UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 4, 2018 (December 28, 2017)

BARINGTON/HILCO ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-36832	47-1455824
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

888 Seventh Avenue, 6th Floor New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 974-5710

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On December 28, 2017, Barington/Hilco Acquisition Corp. (the “Company” or “BHAC”) held a special meeting of stockholders (the “Meeting”). At the Meeting, the stockholders approved an amendment (the “Charter Amendment”) to the Company’s amended and restated certificate of incorporation to extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional twenty six (26) weeks, from December 31, 2017 to June 30, 2018 (the “Extended Termination Date”). The affirmative vote of a majority of the outstanding shares of the Company’s common stock was required to approve the Charter Amendment.

The number of shares of common stock presented for redemption in connection with the Charter Amendment was 537,804. In the proxy statement for the Meeting, it was announced that $0.04 would be deposited into the Company’s trust account for each public share that is not converted in connection with the stockholder vote to approve the Extension, for each 30-day period, or portion thereof, that is needed by the Company to complete its initial business combination from December 31, 2017 until the Extended Termination Date (the “Contribution”). Furthermore, the Company has agreed to prepay the Contributions for the three-month period from December 31, 2017 (the date by which BHAC is currently required to complete its initial business combination) until March 31, 2018. For the first three-month period, the Contribution has been deposited in the trust account established in connection with BHAC’s initial public offering, and for each monthly period thereafter, the Contribution will be made at the beginning of each such 30-day period (or portion thereof). Accordingly, if BHAC takes the full time through the Extended Termination Date to complete the initial business combination, the conversion amount per share at the meeting for such business combination or BHAC’s subsequent liquidation will be approximately $10.71 per share, in comparison to the current conversion amount of $10.48 per share.

Set forth below are the final voting results for the Charter Amendment proposal:

Charter Amendment

The Charter Amendment was approved. A copy of the Charter Amendment filed with the Secretary of State of the State of Delaware is attached to this report as Exhibit 3.1. Set forth below are the final voting results for the Charter Amendment proposal:

For	Against	Abstain
2,480,740	0	630

Item 8.01.	Other Events.

On January 4, 2018, the Company issued a press release announcing approval of the Extension. A copy of the press release is attached to this report as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

3.1	Amendment No. 3, dated December 31, 2017, to the Amended and Restated Certificate of Incorporation of Barington/Hilco Acquisition Corp.

99.1	Press release, dated January 4, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 4, 2018

BARINGTON/HILCO ACQUISITION CORP.

By	/s/ Jared L. Landaw
Name: Jared L. Landaw
Title: Authorized Signatory

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amendment No. 3, dated December 31, 2017, to the Amended and Restated Certificate of Incorporation of Barington/Hilco Acquisition Corp.

99.1	Press release, dated January 4, 2018.